Exhibit 10.2

LIMITED CONSENT AGREEMENT

THIS LIMITED CONSENT AGREEMENT (this “Agreement”) dated as of January 17, 2023, is among EOS ENERGY ENTERPRISES, INC., a Delaware corporation (the “Borrower”), each subsidiary of the Borrower party hereto (each, a “Guarantor”), the Lenders (as defined below) party hereto and ACP POST OAK CREDIT I LLC, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and acting on behalf of the Lenders not party hereto pursuant to a consent delivered in accordance with Section 13.02(b) of the Credit Agreement (the “Lender Consent”). Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.

R E C I T A L S

A. The Borrower, the Administrative Agent and the lenders party thereto from time to time (collectively, the “Lenders”) are parties to the Senior Secured Term Loan Credit Agreement dated as of July 29, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B. The Borrower has requested that the Administrative Agent and the Lenders consent to (i) the Borrower incurring after the date of this Agreement, Indebtedness consisting of unsecured convertible promissory notes (the “New Convertible Notes”) that (A) are on terms and conditions acceptable to the Administrative Agent, (B) are convertible solely for preferred or common stock (other than Disqualified Capital Stock) of the Borrower (“EOS Equity Interests”), (C) have an aggregate principal amount not to exceed $75,000,000.00 plus any increase thereof constituting the addition of interest “paid in kind” under the terms of the New Convertible Notes, and (D) do not provide for the cash payment of interest, fees, premiums or other similar amounts to or for the benefit of the holders thereof, (ii) the New Convertible Notes constituting “Convertible Notes” under the Loan Documents, (iii) the waiver of the requirement under the Credit Agreement to prepay the Loans with the proceeds of the New Convertible Notes or any proceeds received in respect of any issuance or sale of EOS Equity Interests pursuant to the New Convertible Notes and (iv) the waiver of the requirement under the Credit Agreement to prepay the Loans with the proceeds of the next issuance of warrants in respect of EOS Equity Interests after the date of this Agreement, including any proceeds received in respect of any issuance or sale of EOS Equity Interests upon the exercise of such warrants, which warrants shall be on terms and conditions acceptable to the Administrative Agent (collectively, the requests in the foregoing clauses (i) through (iv), the “Consent Requests”).

C. The Administrative Agent and the Lenders are willing to agree to the Consent Requests, subject to the terms and conditions contained in this Agreement.

D. The Borrower and each Guarantor is a party to one or more Loan Documents, and each such party expects to realize, or has realized, substantial direct and indirect benefits as a result of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Limited Consent.

Subject to the terms and conditions contained in this Agreement, the Administrative Agent and the Lenders hereby consent to, and the parties hereto hereby agree to, the Consent Requests. The Borrower hereby acknowledges that the foregoing consent (i) is made solely with respect to the Consent Requests, and (ii) shall be effective only with respect to the specific instance and for the specific purpose set forth herein, and shall not constitute, and shall not to be deemed, a consent to any other actions or a waiver of any right, power, or privilege under the Loan Documents, nor shall it constitute or be deemed to establish a course of conduct or dealing among the parties.

SECTION 2. Effectiveness. This Agreement shall become effective on the date the following conditions are satisfied (or waived in accordance with Section 13.02 of the Credit Agreement) (the date on which such conditions are satisfied, the “Effective Date”):

(a) the Administrative Agent shall have received the duly executed and delivered Lender Consent, in form and substance satisfactory to the Administrative Agent;

(b) the Administrative Agent shall have received from the Borrower, each Guarantor and the Lenders party hereto counterparts of this Agreement signed on behalf of such party;

(c) the Administrative Agent and the Lenders shall have received all fees and amounts due and payable on or prior to the Effective Date pursuant to any separate letter agreements executed and delivered by the Borrower, including any upfront fees payable for the account of the Existing Lenders and, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to Section 13.03 of the Credit Agreement;

(d) the representations and warranties set forth in Section 3 of this Agreement shall be true and correct in all respects;

(e) (i) all resolutions of each Loan Party previously certified by any officer of such Loan Party in connection with the Closing Date shall be in full force and effect without any amendments, supplements or other modifications with respect thereto, (ii) all Organization Documents of each Loan Party previously certified by an officer of such Loan Party in connection with the Closing Date shall be in full force and effect and true and complete without any amendments, supplements or other modifications with respect thereto, and (iii) the officers of each Loan Party who are authorized to sign this Agreement and any other Loan Document to which such Loan Party is a party have not changed since an officer of such Loan Party previously certified to such officers in connection with the Closing Date; and

(f) the Insured Lender (as defined in the Insurance Policy) shall have received evidence that the requisite Insurers under the Insurance Policy have consented to this Agreement, such consent in form and substance satisfactory to the Insured Lender.

SECTION 3. Representations and Warranties. To induce the Administrative Agent and the Lenders to execute this Agreement, each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:

(a) the conditions set forth in Sections 2(d) and 2(e) of this Agreement have been satisfied;

(b) this Agreement and the transactions contemplated hereby are within each Loan Party’s corporate, limited partnership, limited liability company or other organizational powers, as applicable, and have been duly authorized by all necessary corporate, limited partnership, limited liability company or other organizational, as applicable, and, if required, shareholder, partner or member action, as applicable;

(c) this Agreement has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(d) neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby (i) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including holders of its Equity Interests or any class of directors or managers, whether interested or disinterested, of any Loan Party or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby, except such as have been obtained or made and are in full force and effect, (ii) will violate (1) any applicable law or regulation or (2) any Organizational Document of any Loan Party or any Subsidiary of any Loan Party or any order of any Governmental Authority, (iii) will violate or constitute a default under or result in any breach of any material indenture, agreement or other instrument binding upon any Loan Party or any Subsidiary of any Loan Party or any of their respective Properties, or give rise to a right thereunder to require any payment to be made by such Loan Party or such Subsidiary or (iv) will result in the creation or imposition of any Lien on any Collateral or any other Property of any Loan Party or any Subsidiary of any Loan Party (other than the Liens created by the Loan Documents);

(e) after giving effect to this Agreement and the transactions contemplated hereby, the Loan Parties, taken as a whole, are Solvent;

(f) after giving effect to this Agreement, each of the representations and warranties of each Loan Party that have no materiality or Material Adverse Effect qualification in the Loan Documents are true and correct in all material respects and the representations and warranties of each Loan Party that have a materiality or Material Adverse Effect qualification in the Loan Documents are true and correct in all respects, in each case with the same effect as though made on and as of the date hereof or, to the extent such representations and warranties expressly relate to an earlier date, as of such earlier date; and

(g) both before and after giving effect to this Agreement, no Default or Event of Default exists.

SECTION 4. Reaffirmation. By executing and delivering a counterpart hereof, (a) each Guarantor hereby agrees and reaffirms that, as of the Effective Date and after giving effect to this Agreement and the transactions contemplated hereby, all Obligations of the Borrower that constitute Guarantor Obligations (as defined in the Guarantee and Collateral Agreement) shall be guaranteed pursuant to the Guaranty and Collateral Agreement in accordance with the terms and provisions thereof and each Loan Party hereby agrees and reaffirms that, as of the Effective Date and after giving effect to this Agreement and the transactions contemplated hereby, all Secured Obligations (as defined in the Guarantee and Collateral Agreement) of such Loan Party shall be secured pursuant to the Security Documents in accordance with the terms and provisions thereof, (b) each Loan Party hereby (i) agrees and reaffirms that, notwithstanding the effectiveness of this Agreement, as of the Effective Date and after giving effect hereto, the Loan Documents continue to be in full force and effect, (ii) agrees and reaffirms that, as of the Effective Date and after giving effect to this Agreement and the transactions contemplated hereby, all of the Liens and security interests created and arising under each Security Document remain in full force and effect on a continuous basis with the priority required pursuant to the Loan Documents, and (iii) affirms and confirms all of its obligations, covenants, agreements and liabilities (whether for payment, performance or otherwise) under the Credit Agreement and each other Loan Document to which it is a party, in each case after giving effect to this Agreement and the transactions contemplated hereby, and (c) each Guarantor agrees that nothing in the Credit Agreement, this Agreement or any other Loan Document that did not require the consent of such Guarantor to any amendment prior to this Agreement shall now be deemed to require the consent of such Guarantor to any future modification to the Credit Agreement.

SECTION 5. Miscellaneous.

(a) The Borrower and the other parties hereto acknowledge and agree that this Agreement shall constitute a Loan Document.

(b) From and after the Effective Date, the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Loan Document shall mean the Credit Agreement as modified hereby. Except as expressly set forth in Section 1 of this Agreement, this Agreement shall not constitute an amendment of any provision of the Credit Agreement and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower or the other Loan Parties that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly waived hereby, the provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect. This Agreement is limited as specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document. Nothing contained herein shall be deemed to be a waiver or abandonment of any Default or Event of Default or of any right, power or remedy available to the Agent or any Lender under any Loan Document, applicable law or otherwise, whether against any Loan Party or any other Person, and each such right, power and remedy is hereby specifically and expressly reserved, whether any such right, power or remedy relates to any obligation incurred or property transferred before or after the date of this Amendment, including the right to seek judgment against any Loan Party, to foreclose its interest in any Collateral held by the Agent or in which the Agent has a security interest or other lien or to take any other action permitted under the Loan Documents and applicable law.

(c) This Agreement, the other Loan Documents and any separate letter agreements executed and delivered by the Borrower with respect to fees payable to the Administrative Agent or any Lender constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

(d) All communications and notices hereunder shall be in writing and given as provided in Section 13.01 of the Credit Agreement.

(e) THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THEREOF (OTHER THAN NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401 AND SECTION 5-1402). Section 13.09 of the Credit Agreement is hereby incorporated, mutatis mutandis, as if set forth herein.

(f) This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic image scan transmission shall be as effective as delivery of a manually executed counterpart of this Agreement. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

BORROWER:

EOS ENERGY ENTERPRISES, INC.

	By:	/s/ Randall Gonzales
		Name:	Randall Gonzales
		Title:	Chief Financial Officer

GUARANTORS:

Eos Energy Enterprises Intermediate Holdings, LLC

	By:	/s/ Randall Gonzales
		Name:	Randall Gonzales
		Title:	Chief Financial Officer

Eos Energy Storage LLC

	By:	/s/ Randall Gonzales
		Name:	Randall Gonzales
		Title:	Chief Financial Officer

Eos sERVICES LLC

	By:	/s/ Randall Gonzales
		Name:	Randall Gonzales
		Title:	Chief Financial Officer

Eos ENERGY TECHNOLOGY HOLDINGS, LLC

	By:	/s/ Francis Richey
		Name:	Francis Richey
		Title:	President

Signature Page to Limited Consent Agreement

GUARANTORS CONT’D:

Eos INGENUITY LAB, LLC

	By:	/s/ Francis Richey
		Name:	Francis Richey
		Title:	President

EOS Enterprise holdings, llc

	By:	/s/ Francis Richey
		Name:	Francis Richey
		Title:	President

Signature Page to Limited Consent Agreement

ADMINISTRATIVE AGENT:

ACP POST OAK CREDIT I LLC,
as Administrative Agent

	By:	/s/ Matthew E. Laterza
	Name:	Matthew E. Laterza
	Title:	Chief Operating Officer

Signature Page to Limited Consent Agreement

LENDER:

ACP POST OAK CREDIT I LLC, as a Lender

	By:	/s/ Matthew E. Laterza
	Name:	Matthew E. Laterza
	Title:	Chief Operating Officer

Signature Page to Limited Consent Agreement